FIRST COMMUNITY
                              FINANCIAL CORPORATION

                     PROMISSORY NOTE MODIFICATION AGREEMENT

                                Modification # 2

Date:   December 30,  1996      Borrower: Poore Brothers Arizona, Inc., Fka
Obligation #00011                         Poore Brothers Southwest, Inc.
                                          an Arizona corporation

         The undersigned (individually/collectively "Borrower"), is indebted to First Community Financial Corporation ("Lender") under that certain Multiple Advance Promissory Note, dated July 26, 1996, in the original amount of $200,000.00, which has been amended and modified from time to time (the "Note").

         Borrower and Lender hereby agree that the Note shall be modified in the following respects:

         1). Effective January 1, 1997, interest shall be charged on the unpaid principal balance hereof, to the date of maturity on a daily basis for the actual number of days any portion of said principal is outstanding, at the rate (the "Note Rate") equal to the prime rate announced from time to time by Bank One, Phoenix, Arizona (whether or not it is the lowest rate actually charged by such bank) plus 3.5 % per annum. The current Note Rate under the note is 11.75 % per annum based upon a prime rate of 8.25 %. In the event such prime rate is from time to time hereafter changed, the Note Rate of interest shall correspondingly be adjusted as of the effective date of the prime rate change; provided, however, that the Note Rate payable hereunder shall in no event be less than 11.75% per annum.

         2) All other terms and conditions shall remain-unchanged.

Except as amended hereby, the Note (as the same may have been amended from time to time) shall continue in full force and effect and is hereby ratified and confirmed.

Dated this 30th day of December, 1996.

Agreed & Accepted                          Agreed & Accepted

Poore Brothers Arizona, Inc.               First Community Financial Corporation
Fka Poore Brothers Southwest, Inc.         an Arizona corporation
an Arizona corporation
     "Borrower"                                   "Lender"

By:  /s/ David J. Brennan                  By:  /s/ James C. Adamany
    -------------------------------            ---------------------------------
    David J. Brennan, President and             James C. Adamany, President
    Chief Executive Officer

Its: President and Chief Executive         Its: President
     -----------------------------              ---------
     Officer
     -------

Dated:  December 30, 1996                  Dated:  December 30, 1996
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